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                                                                      EXHIBIT 24



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 14, 1995 included in Nature's Sunshine Products, Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.



ARTHUR ANDERSEN LLP
Salt Lake City, Utah
May 19, 1995